Exhibit 99.B
First Quarter 2008 Financial & Operational Update May 8, 2008

Forward Looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. El Paso Pipeline Partners has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the ability to obtain necessary governmental approvals for proposed pipeline projects and to successfully construct and operate such projects; operating hazards, natural disasters, weather- related delays, casualty losses and other matters beyond our control; the risks associated with recontracting of transportation commitments; regulatory uncertainties associated with pipeline rate cases and other tariff filings; actions taken by third-party operators, processors and transporters; conditions in geographic regions or markets served by El Paso Pipeline Partners and its affiliates and equity investees or where its operations and affiliates are located; the effects of existing and future laws and governmental regulations; competitive conditions in our industry; changes in the availability and cost of capital; and other factors described in El Paso Pipeline Partners' (and its affiliates') Securities and Exchange Commission filings. While these statements and projections are made in good faith, El Paso Pipeline Partners and its management cannot guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. El Paso Pipeline Partners assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, EBITDA, adjusted EBITDA, cash available for distribution, and the required reconciliations under Regulation G, are set forth in this presentation or in the appendix hereto.

1Q 2008 Highlights $27.6 MM net income Cash distributions $24.9 MM cash available for distribution Quarterly cash distribution $0.28750 per unit Kanda lateral placed in service Progress on expansion projects

Financial Results Operating revenues Operating expenses Operating income Earnings from unconsolidated affiliates Other income (expense), net Earnings before interest and taxes Interest and debt expense Net income Net income per common unit 2007 Three Months Ended March 31, 2008 $ 33.7 15.5 18.2 15.1 (0.1) 33.2 (5.6) $ 27.6 $ 0.32 ($ Millions, Except Per Unit) $ 26.4 15.5 10.9 - 0.7 11.6 (1.5) $ 10.1 -

Cash Available for Distribution EBIT Add: Depreciation and amortization Distributions declared by CIG and SNG Less: Equity in earnings from CIG and SNG Adjusted EBITDA Less: Cash interest expense, net Maintenance capital expenditures Other, net Cash available for distribution $ 33.2 6.2 13.3 (15.1) 37.6 (5.6) (0.6) (6.5) $ 24.9 $ Millions Three Months Ended March 31, 2008

Strong Financial Position Cash and cash equivalents Revolving borrowings Capital lease obligations Total debt Partners' capital Total capitalization Credit Statistics Debt/capitalization $ 9.2 495.0 8.2 503.2 407.7 $ 910.9 55% March 31, 2008 $ Millions Well positioned for future growth

Throughput YTD T-put -8 12 17 WIC SNG 12% (8)% CIG 17% % Increase 2008 vs. 2007 Rockies supply, expansions Colder weather, Cypress Warmer weather Expansions contribute to growth

Note: $ in each column represents costs for each project, shown in the year of expenditure Committed Expansion Projects $ Millions 2008-2009 2010 & Beyond WIC Kanda Lateral Medicine Bow Piceance Basin CIG High Plains Totem Storage SNG Cypress (II&III) SESH SS III Cypress III SESH SS III 100% Share Net to EPB $430 156 $324 32 Solid inventory of organic growth

Sponsor Committed to Growth 28,437,786 EPB Common Units 27,727,411 EPB Subordinated Units GP interest and incentive distribution rights 33.2% LP Public Unitholders 28,756,250 EPB Common Units 64.8% LP 2.0% GP Organic projects Third-party acquisitions Drop downs from El Paso Most pipeline assets suitable for MLP $2.4 billion NOL at December 31, 2007 Commitment to Growth

Summary Assets deliver significant earnings and cash flow growth Strong backlog of organic growth projects Financial flexibility to fund growth Credit facility expandable to $1.25 billion

First Quarter 2008 Financial & Operational Update May 8, 2008

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non- GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are attached. El Paso Pipeline Partners uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the partnership. The partnership defines EBIT as net income (loss) adjusted for interest and debt expense. The partnership excludes interest and debt expense so that investors may evaluate the partnership's operating results without regard to its financing methods or capital structure. El Paso Pipeline Partner's business operations consist of both consolidated businesses as well as investments in unconsolidated affiliates. As a result, the partnership believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso Pipeline Partner's businesses and investments. El Paso Pipeline Partners uses the non-GAAP financial measure "Cash Available For Distribution" to measure its cash generation ability. The partnership defines Cash Available for Distribution as Adjusted EBITDA less cash interest expense, maintenance capital expenditures, cash reserves, and other income and expenses, net, which primarily includes non-cash allowance for funds during construction. Cash available for Distribution does not reflect changes in working capital balances. Adjusted EBITDA is defined as net income plus depreciation and amortization expense, interest and debt expense, net of interest income and the partnership's 10 percent share of distributions declared by CIG and SNG for the applicable period, less equity in earnings of CIG and SNG. El Paso Pipeline Partners believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the partnership and to compare the operating and financial performance of the partnership with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per unit, cash flow from operating activities or other GAAP operating measurements.

Non-GAAP Reconciliation: Adjusted EBITDA and Cash Available for Distribution Net Income Add: Interest and debt expense EBIT Add: Depreciation and amortization Distributions declared by CIG and SNG Less: Equity earnings from CIG and SNG Adjusted EBITDA Less: Cash interest expense, net Maintenance capital expenditures Other, net Cash Available for Distribution $ 27.6 5.6 33.2 6.2 13.3 (15.1) 37.6 (5.6) (0.6) (6.5) $ 24.9 $ 10.1 1.5 11.6 3.8 - - $ 15.4 Three Months Ended March 31, 2008 2007 ($ Millions)

Wyoming Interstate Company—WIC Organic Growth



Powder River Basin
WIC Medicine Bow Expansion
$37 MM
September 2008
330 MMcf/d
Douglass Compressor Station
Opal Hub
Greater Green River Basin
Contracted Capacity
Contracted Capacity
Wamsutter Compression Station
WY
Midpoint Compression Station
Cheyenne Hub
CO
Uinta Basin
WIC Piceance Lateral
$62 MM
4Q 2009
220 MMcf/d
Greasewood Compressor Station
Piceance Basin
UT

Nearly $100 MM of committed growth projects

El Paso Pipeline Partners 15

Colorado Interstate Gas—CIG Organic Growth


WY
SD
NE
UT
CO
KS
NM
Wind River Basin
Powder River Basin
Greater Green River Basin
Opal Hub
Overthrust Basin
Cheyenne Hub
DJ Basin
Uinta Basin
Piceance Basin
Raton Basin
Beaver Compressor Station
Anadarko Basin
Major Hubs
CIG Storage Fields
High Plains
CIG
CIG High Plains Pipeline
$198 MM (100%)
November 2008
900 MMcf/d
CIG Totem Storage
$133 MM (100%)
July 2009
200 MMcf/d

$166 MM of CIG committed growth projects, $17 MM net to EPB

El Paso Pipeline Partners
16

Southern Natural Gas-SNG Organic Growth SNG SESH-Phase I $150 MM July 2008 140 MMcf/d SNG South System III/ SESH Phase II $285 MM / $35 MM 2010-2012 370 MMcf/d / 350 MMcf/d SNG Cypress Phase II & III $20 MM / $85 MM May 2008 / January 2011 115 MMcf/d / 160 MMcf/d $575 MM of committed growth projects, $58 MM net to EPB